Exhibit 99.1

Profire Energy Appoints Chief Technology Officer
Board Appoints Harold Albert, former COO, as CTO to Drive Growth through Expansion of Technology in Current and New Markets

LINDON, Utah, June 1, 2016 - Profire Energy, Inc. (Nasdaq:PFIE), a technology company, which creates, installs, and services burner and chemical management solutions in the oil and gas industry, announced today that its Board of Directors appointed Harold Albert as Chief Technology Officer.

Harold Albert, alongside Profire's current CEO, Brenton Hatch, founded Profire in 2002. He was instrumental in capitalizing on the need for burner management systems in the oil and gas industry. Mr. Albert, who previously served as Profire's COO, aided in the development of Profire's original burner management system, and continues to be influential in market research and product development.

"Harold provides invaluable knowledge relating to Profire's product development and future technological growth.  In an effort to accelerate this growth, Harold, in this new role, will lead our endeavors to ultimately broaden our focus beyond the oil and gas industry, and into additional markets. His extensive technical capabilities and understanding of our products' applications in combustion related settings, qualifies him to function in this new role," said Brenton Hatch, the Company's Chairman and CEO.

As CTO, Mr. Albert will work directly with Profire's Research & Development team in identifying expansions of core technologies, possible M&A opportunities, and potential technological acquisitions.  In addition, Harold will assist in identifying opportunities to reduce product and technology related costs for the Company and its current and future customers.

Mr. Albert will continue to work closely with all relevant departments in an effort to streamline all product and market development. Mr. Albert stated, "I am excited to direct my energy toward adjusting current technology, developing new technologies, and implementing our findings, as we dedicate resources to support further discovery and expansion. Profire's management team is operating at a point that allows me to shift focus and return to aggressive technological development."

About Profire Energy, Inc.

Profire Energy assists energy production companies in the safe and efficient production and transportation of oil and natural gas. As energy companies seek greater safety for their employees, compliance with more stringent regulatory standards, and enhanced margins with their energy production processes, Profire Energy's burner and chemical management systems are becoming part of their solution. Profire Energy has offices in Lindon, Utah; Houston, Texas; Oklahoma City, Oklahoma; Shelocta, Pennsylvania; Greeley, Colorado; and Edmonton, Alberta, Canada. For additional information, visit www.ProfireEnergy.com.

Cautionary Note Regarding Forward-Looking Statements. Statements made in this release that are not historical are forward-looking statements. This release contains forward-looking statements, including, the Company appointing Harold Albert as Chief Technology Officer, the Company's intent to broaden out of the oil and gas industry and into additional markets; and Mr. Albert working with the research and development team to identify future expansion. All such forward-looking statements are subject to uncertainty and changes in circumstances. Forward-looking statements are not guarantees of future results or performance and involve risks, assumptions and uncertainties that could cause actual events or results to differ materially from the events or results described in, or anticipated by, the forward-looking statements. Factors that could materially affect such forward-looking statements include certain economic, business, public market and regulatory risks and factors identified in the company's periodic reports filed with the Securities Exchange Commission. All forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements are made only as of the date of this release and the Company assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances, except as required by law. Readers should not place undue reliance on these forward-looking statements.

Contact:
Profire Energy, Inc.
Tanner Lamb, Finance and Investor Relations
(801) 796-5127